Exhibit 99.1

Tattooed Chef Reports Record Preliminary Revenue for the Six Months Ended June 30, 2020

Tattooed Chef Year to Date Revenue for the Six Month Period Ended June 30, 2020 Increased 97% Over the Prior Year Period to a Record $65.2 Million

Business Combination with Forum Merger II Continues On Track

Paramount, California and Delray Beach, Florida—July 27, 2020 (GLOBE NEWSWIRE) – Ittella International, a plant-based food company with a broad portfolio of innovative products available both in private label and the “Tattooed Chef” brand (“Tattooed Chef”), today reported preliminary revenue for the six-month period ended June 30, 2020 of $65.2 million, a 96% increase over the prior year comparative period. The Company’s strong Q1 revenue of $33.2 million, a 95% increase over Q1 2019, was followed by an estimated Q2 revenue of $32.0 million, a 96% increase over Q2 2019.

As previously announced, Tattooed Chef and Forum Merger II Corporation (Nasdaq: FMCI) (“Forum”), a special purpose acquisition company, have entered into a definitive agreement (the “Business Combination Agreement”) for a business combination that will introduce Tattooed Chef as a Nasdaq-listed public company.

“Our outstanding six-month revenue is a testament to our ability to continue executing on our vision and business plan to build Tattooed Chef,” said Sam Galletti, President and CEO of Tattooed Chef. “Our products tap into the growing consumer demand for plant-based food products, and we look forward to taking advantage of the benefits we expect from becoming a public company.”

“Tattooed Chef’s preliminary second quarter results underscore our confidence in the business and its strong growth potential,” said David Boris, Co-CEO and CFO of Forum. “We are continuing to work with Tattooed Chef towards closing the transaction as soon as possible.”

About Tattooed Chef and Ittella International

Tattooed Chef is a leading plant-based food company offering a broad portfolio of innovative plant-based food products that taste great and are sustainably sourced. Tattooed Chef’s signature products include ready-to-cook bowls, zucchini spirals, riced cauliflower, acai and smoothie bowls, and cauliflower pizza crusts, which are available in the frozen food sections of leading national retail food stores across the United States. Understanding consumer lifestyle and food trends, and a commitment to innovation allows Tattooed Chef to continuously introduce new products. Tattooed Chef provides great-tasting, approachable and innovative products not only to the growing group of consumers who seek to adopt a plant-based lifestyle, but to any of the “People Who Give a Crop”. For more information, please visit www.tattooedchef.com. Following completion of the transaction, the combined Tattooed Chef and Forum will be renamed Tattooed Chef, Inc.

About Forum Merger II Corporation

Forum Merger II Corporation is a blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.forummerger.com.

Preliminary Financial Data

These preliminary financial results contain Tattooed Chef’s preliminary estimates of certain financial results for the first half of 2020, based on currently available information. Tattooed Chef has not yet finalized its results for this period and its consolidated financial statements for this period are not currently available. Tattooed Chef’s actual results remain subject to the completion of its closing process. While carrying out such procedures, Tattooed Chef may identify items that require it to make adjustments to the preliminary estimates of its results set forth herein. As a result, Tattooed Chef’s actual results could be different from those set forth herein and the differences could be material. Therefore, a reader should not place undue reliance on these preliminary estimates of Tattooed Chef’s results. The preliminary estimates of Tattooed Chef’s results included herein have been prepared by, and are the responsibility of, Tattooed Chef’s management. Tattooed Chef’s independent auditors have not audited, reviewed or compiled such preliminary estimates of Tattooed Chef’s results.

Additional Information and Where to Find It

Forum intends to file with the SEC preliminary and definitive proxy statements in connection with the proposed business combination and other matters and will mail a definitive proxy statement to its stockholders as of the record date established for voting on the proposed business combination. Forum’s stockholders and other interested persons are advised to read, once available, the preliminary proxy statement and any amendments thereto and, once available, the definitive proxy statement, in connection with Forum’s solicitation of proxies for its special meeting of stockholders to be held to approve, among other things, the proposed business combination, because these documents will contain important information about Forum, Tattooed Chef and the proposed business combination. Forum’s stockholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC by Forum, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: Forum Merger II Corporation, 1615 South Congress Avenue, Suite 103, Delray Beach, FL 33445. The information contained on, or that may be accessed through, the websites referenced in this press release is not incorporated by reference into, and is not a part of, this press release.

Forward-Looking Statements

Certain statements made in this release are “forward looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. When used in this release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees of future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside Forum’s or Tattooed Chef’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, that may affect actual results or outcomes include: the inability to complete the transactions contemplated by the Business Combination Agreement due to the failure to obtain approval of the stockholders of Forum or satisfy other conditions to the closing of the proposed business combination; the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against Tattooed Chef or Forum; the inability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, the amount of funds available in Forum’s trust account following any redemptions by Forum’s public stockholders, competition and the ability of the combined business to grow and manage growth profitably; the ability to meet Nasdaq’s listing requirements following the consummation of the transactions contemplated by the proposed business combination; costs related to the proposed business combination; and other risks and uncertainties indicated from time to time in the proxy statement to be filed by Forum with the SEC in connection with the proposed business combination, including those under “Risk Factors” therein, and other factors identified in Forum’s prior and future filings with the SEC, available at www.sec.gov. Some of these risks and uncertainties may be amplified by the COVID-19 outbreak. None of Forum or Tattooed Chef undertakes any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law.

Participants in the Solicitation

Forum and its directors and executive officers may be considered participants in the solicitation of proxies with respect to the business combination. Information about the directors and executive officers of Forum and a description of their interests in Forum are set forth in its definitive proxy statement in connection with its special meeting of stockholders to approve an extension of time in which Forum must complete an initial business combination or liquidate its trust account, which was filed with the SEC on May 26, 2020, and will also be contained in the preliminary proxy statement and definitive proxy statement, when they are filed with the SEC, in connection with the proposed business combination. These documents can be obtained free of charge from the sources indicated above.

Non-Solicitation

This press release does not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed transaction. This press release also does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor will there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.

Contact
Investor Relations
(212) 739-7860

investors@forummerger.com

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